Exhibit 10.41

FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT (this “Amendment”), is made and entered into as of this 9th day of October, 2002, between CHASSIS (DE) LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”), with an address c/o W. P. Carey & Co. LLC, 50 Rockefeller Plaza, 2nd Floor, New York, New York 10020, and TOWER AUTOMOTIVE PRODUCTS COMPANY, INC., a Delaware corporation, and TOWER AUTOMOTIVE TOOL LLC, a Michigan limited liability company (singly and collectively as the context may required, “Tenant”) with an address at 5211 Cascade Road, Grand Rapids, Michigan, 49546.

W I T N E S S E T H:

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement, dated as of April 10, 2002, (the “Lease”), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain property located in Granite City, Illinois; Kendallville, Indiana; Clinton, Michigan; and Upper Sandusky, Ohio, as more specifically described in the Lease;

WHEREAS, Landlord and Tenant desire to amend the Lease as more particularly described herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant covenant and agree as follows:

1. “Exhibit F” of the Lease is hereby deleted in its entirety and “Exhibit F” attached hereto is hereby inserted in lieu thereof.

2. Except as expressly set forth herein, nothing herein is intended to or shall be deemed to modify or amend any of the other terms or provisions of the Lease.

3. All undefined capitalized terms used herein shall have the same meanings as set forth in the Lease.

4. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.

5. This Amendment and the Lease together contain the entire understanding between the parties hereto and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof or thereof. Any promises, representations, warranties or guarantees not herein or therein contained and hereinafter made shall have no force and effect unless in writing, and executed by the party or parties making such representations, warranties or guarantees. Neither this Amendment nor the Lease nor any portion or provisions hereof or thereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal as of the day and year first above written.

WITNESSES:	LANDLORD: CHASSIS (DE) LIMITED PARTNERSHIP, a Delaware limited partnership

	By:	TOWER (DE) QRS 14-89, INC., general partner

/s/ Witness signature illegible	By:	/s/ Em Hamilton

/s/ Witness signature illegible	Title:	Second Vice President

WITNESSES:	TENANT:

TOWER AUTOMOTIVE PRODUCTS COMPANY, INC., a Delaware corporation

/s/ Witness signature illegible	By:	/s/ Daniel H. Webber

/s/ Sally J. Baxter	Title:	Vice President

WITNESSES:	TOWER AUTOMOTIVE TOOL LLC, a Michigan limited liability company

	By:	Tower Automotive Michigan Limited Partnership, a Michigan limited partnership, its sole member and manager

	By:	Tower Automotive Services and Technology, Inc., a Delaware corporation, its general partner

/s/ Witness signature illegible	/s/ Daniel H. Webber

/s/ Sally J. Baxter	Title:	Vice President

EXHIBIT F

PREMISES PERCENTAGE ALLOCATION OF BASIC RENT

AND

ADDITIONAL BASIC RENT

Granite City, IL	31.84%
Kendallville, IN	10.65%
Clinton, MI	51.33%
Upper Sandusky, OH	6.18%
TOTAL:	100.00%

If any Related Premises ceases to be subject to this Lease, the percentage shown on this Exhibit F for each of the Related Premises which remains subject to this Lease shall be adjusted proportionately so that the total of such percentages shall be 100%.